                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  May 14, 2002


                             ______________________



                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
               (Exact name of registrant as specified in charter)


     DELAWARE                        0-16217                    33-0041789
 (State or other                   (Commission                (IRS Employer
 jurisdiction of                   File Number)             identification no.)
  incorporation)



                  14315 WEST HARDY ROAD, HOUSTON, TEXAS 77060
                    (Address of principal executive offices)


                                 (281) 847-0029
              (Registrant's telephone number, including area code)
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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 14, 2002, North American Technologies Group, Inc. ("NATK") has replaced BDO Seidman, LLP as its independent accountants with Mann Frankfort Stein & Lipp, CPAs L.L.P. The Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

The reports by BDO Seidman, LLP on the financial statements of NATK for the most recent two years audited, December 31, 2000 and 2001, did not include an adverse opinion, disclaimer or qualification as to audit scope or accounting principles.

In connection with the audits of December 31, 2000 and 2001 and through May 14, 2002 there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement if not resolved would have caused them to make reference in their reports on the NATK financial statements for the periods audited.

Attached as Exhibit 16 to this Report on Form 8-K is a letter addressed to the Securities and Exchange Commission stating that BDO Seidman, LLP agrees with the above statements.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NORTH AMERICAN TECHNOLOGIES GROUP, INC.



                                         /s/ Henry W. Sullivan
                                         -------------------------------
                                         Henry W. Sullivan, President and CEO
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May 14, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by North American Technologies Group, Inc.
(NATK) (copy attached) which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the NATK's Form 8-K report dated May 14, 2002. We agree with the statements concerning our firm in such Form 8-K.

BDO Seidman, LLP did not review NATK's financial statements in the Form 10-QSB filing for the quarter ended March 31, 2002.

Very truly yours,
BDO Seidman, LLP